Fees Summary	Jun. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 387,752,761
Previously Paid Amount	0
Total Fee Amount	53,548.67
Total Offset Amount	0
Net Fee	$ 53,548.67